Exhibit 10.9

This AMENDMENT NO. 1 (this “Amendment”), dated as of November 15, 2019, among Cable One, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders and Issuing Banks party hereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, amends the Second Amended and Restated Credit Agreement, dated as of May 8, 2019 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement”), among the Borrower, the lenders party thereto from time to time (each, a “Lender” and together, the “Lenders”), and the Administrative Agent.

WHEREAS, the Borrower has requested to amend the Original Credit Agreement to (i) increase the LC Exposure Sublimit from $20,000,000 to $150,000,000 and (ii) make certain other amendments in connection therewith;

WHEREAS, Section 9.02 of the Original Credit Agreement permits the Borrower to amend the Original Credit Agreement as described herein with the consent of the Administrative Agent, the Required Revolving Lenders and each Issuing Bank; and

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders party hereto, which constitute the Required Revolving Lenders, and each Issuing Bank have agreed, upon the terms and subject to the conditions set forth herein, that the Original Credit Agreement be amended as provided herein in order to effectuate the increase of the LC Exposure Sublimit and the other amendments contained herein (the Original Credit Agreement, as so amended, the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Borrower, the Lenders party hereto, the Issuing Banks and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Original Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. New Issuing Bank LC Exposure Sublimit. Effective as of the Amendment No. 1 Effective Date (as defined below), the Issuing Bank LC Exposure Sublimit of each Issuing Bank shall be as set forth on Schedule I hereto.

SECTION 3. Amendments to the Original Credit Agreement. Effective as of the Amendment No. 1 Effective Date, the Original Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Original Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Amendment No. 1” means that certain Amendment No. 1 to this Agreement, dated as of November 15, 2019.

“Amendment No. 1 Effective Date” means November 15, 2019.

“Permitted LC Non-Borrower Obligor” means, with respect to any Letter of Credit, (i) any Restricted Subsidiary of the Borrower and (ii) any Person in which the Borrower or a Restricted Subsidiary has an Investment permitted by Section 6.05 of this Agreement by ownership, directly or indirectly, of Equity Interests in such Person at the time such Letter of Credit is initially issued; provided that the Administrative Agent and the applicable Issuing Bank shall have received all documentation and other information in respect of such Person required under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act, that has been reasonably requested from the Borrower by the Administrative Agent or such Issuing Bank prior to the initial issuance of such Letter of Credit.

(b)     The following defined terms in Section 1.01 of the Original Credit Agreement are hereby amended and restated in their entirety to read as follows (new text is in bold/underline, and deleted text is in ~~strikethrough~~):

“Issuing Bank LC Exposure Sublimit” means, for each Issuing Bank, the amount of the LC Exposure Sublimit set forth beside such Issuing Bank on Schedule I to ~~the Second Restatement Agreement~~ Amendment No. 1 (or such greater amount as such Issuing Bank may agree after the Amendment No. 1 Effective Date in a signed writing delivered to the Borrower and the Administrative Agent). If an Issuing Bank is designated by the Borrower after the Amendment No. 1 Effective Date in accordance with the definition of “Issuing Bank”, the amount of the Issuing Bank LC Exposure Sublimit for such Issuing Bank shall be the amount set forth in a designation notice signed by such Issuing Bank and delivered by the Borrower to the Administrative Agent in connection with such designation (or such greater amount as such Issuing Bank may thereafter agree in a signed writing delivered to the Borrower and the Administrative Agent).

“Issuing Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Issuing Bank and the Borrower (or any ~~Restricted Subsidiary~~Permitted LC Non-Borrower Obligor) or in favor of the Issuing Bank and relating to such Letter of Credit.

“LC Exposure Sublimit” means ~~$20,000,000~~$150,000,000.

(c)     Section 2.05(a)(i) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows (new text is in bold/underline, and deleted text is in ~~strikethrough~~):

(i)     Each Letter of Credit existing under the Amended and Restated Credit Agreement immediately prior to the Second Restatement Effective Date shall be deemed issued under this Agreement as of the Second Restatement Effective Date. Subject to the terms and conditions set forth herein, (x) each Issuing Bank agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.05, (1) from time to time on any Business Day during the period from the Second Restatement Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars for the account of the Borrower or its ~~Restricted Subsidiaries~~ any Permitted LC Non-Borrower Obligor, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (y) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its ~~Restricted Subsidiaries~~ any Permitted LC Non-Borrower Obligor and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (i) the aggregate LC Exposure shall not exceed the LC Exposure Sublimit, (ii) the aggregate amount of LC Exposure with respect to Letters of Credit issued and outstanding by any Issuing Bank shall not exceed its Issuing Bank LC Exposure Sublimit at any one time, (iii) the total Revolving Credit Exposures shall not exceed the total Revolving Commitments and (iv) subject to the proviso of the following sentence, the aggregate amount of Swingline Loans, Revolving Loans and Letters of Credit issued by the Issuing Bank would not exceed such Issuing Bank’s Revolving Commitments hereunder. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence; provided that the condition set forth in clause (iv) of the proviso to the preceding sentence may be waived by the applicable Issuing Bank in its sole discretion. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(d)     Section 2.05(b)(ii) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows (new text is in bold/underline, and deleted text is in ~~strikethrough~~):

(ii)     Promptly after receipt of any Letter of Credit Application, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Unless an Issuing Bank has received written notice from the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable ~~Subsidiary~~Permitted LC Non-Borrower Obligor) or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit by an Issuing Bank, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage of the relevant Class times the amount of such Letter of Credit.

(e)     Section 2.05(e) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows (new text is in bold/underline, and deleted text is in ~~strikethrough~~):

(e)     Obligations Absolute. The obligation of the Borrower to reimburse each Issuing Bank for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any ~~Subsidiary~~ Permitted LC Non-Borrower Obligor may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by such Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any ~~Subsidiary~~ Permitted LC Non-Borrower Obligor. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the applicable Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid.

(f)     Section 2.05(j) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows (new text is in bold/underline, and deleted text is in ~~strikethrough~~):

(j)     Letters of Credit Issued for ~~Subsidiaries~~ Permitted LC Non-Borrower Obligors. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary Permitted LC Non-Borrower Obligor, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of ~~Restricted Subsidiaries~~ Permitted LC Non-Borrower Obligors inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such ~~Restricted Subsidiaries~~ Permitted LC Non-Borrower Obligors.

SECTION 4. Conditions Precedent to Effectiveness. This Amendment and the amendments to the Original Credit Agreement provided for herein shall become effective on the date (such date, the “Amendment No. 1 Effective Date”) that each of the conditions precedent set forth below shall have been satisfied or waived:

(a)     Executed Counterparts. The Administrative Agent shall have received a counterpart signature page of this Amendment signed on behalf of the Borrower, the Guarantors, the Lenders constituting the Required Revolving Lenders and each Issuing Bank.

(b)     Fees and Expenses Paid. The Administrative Agent shall have received all amounts owing by the Borrower pursuant to Section 9.03(a) of the Credit Agreement in connection with this Amendment to the extent invoiced at least three Business Days prior to the Amendment No. 1 Effective Date.

(c)     Representations and Warranties. The representations and warranties of each Loan Party set forth in the Amended Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except in each case where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

(d)     No Default or Event of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)     Officer’s Certificate. The Administrative Agent shall have received a certificate dated as of the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrower, certifying that the conditions specified in clauses (c) and (d) above have been satisfied.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants that:

(a)     it is (i) duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required; except in each case referred to in clause (i) (other than with respect to the Borrower), (ii) or (iii) where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(b)     the entry into this Amendment and the performance of its obligations hereunder are, with respect to each Loan Party as of the Amendment No. 1 Effective Date, within such Loan Party’s corporate, limited liability or partnership powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder, member or partner action; and

(c)     this Amendment has been duly authorized, executed and delivered by such Loan Party party thereto and constitutes a legal, valid and binding obligation of such Loan Party party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6. Reference to and Effect on the Loan Documents. On and after the Amendment No. 1 Effective Date, each reference in the Original Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Original Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Original Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Original Credit Agreement or any of the Loan Documents. This Amendment shall constitute a Loan Document.

SECTION 7. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Loan Party hereby (a) affirms and confirms its guarantees, its prior pledges and grants of Liens on the Collateral, with all such Liens continuing in full force and effect after giving effect to this Amendment, and its other undertakings under the Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, prior pledges and grants of Liens on the Collateral and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 8. Applicable Law; Waiver of Jury Trial.

(A)     THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(B)     EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM HEREIN.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CABLE ONE, INC., as the Borrower
By:	/s/ Steven S. Cochran
Name:Steven S. Cochran
Title:Senior Vice President and Chief Financial Officer

CABLE ONE VOIP LLC, as a Guarantor
By:	/s/ Steven S. Cochran
Name:Steven S. Cochran
Title:Vice President

AVENUE BROADBAND COMMUNICATIONS LLC, as a Guarantor
By:	/s/ Steven S. Cochran
Name:Steven S. Cochran
Title:Vice President

TELECOMMUNICATIONS MANAGEMENT, LLC, as a Guarantor
By:	/s/ Steven S. Cochran
Name:Steven S. Cochran
Title:Vice President

ULTRA COMMUNICATIONS GROUP, LLC, as a Guarantor
By:	/s/ Steven S. Cochran
Name:Steven S. Cochran
Title:Vice President

[Signature Page to Amendment No. 1]

DELTA COMMUNICATIONS, L.L.C., as a Guarantor
By:	/s/ Steven S. Cochran
Name:Steven S. Cochran
Title:Vice President

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Lauren Sun
Name:Lauren Sun
Title:Executive Director

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and an Issuing Bank
By:	/s/ Lauren Sun
Name:Lauren Sun
Title:Executive Director

[Signature Page to Amendment No. 1]

Wells Fargo Bank, National Association, as a Revolving Lender and an Issuing Bank
By:	/s/ Daniel Kurtz
Name:Daniel Kurtz
Title:Director

[Signature Page to Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender
By:	/s/ Yumi Okabe
Name:Yumi Okabe
Title:Vice President

By:	/s/ Michael Strobel
Name:Michael Strobel
Title:Vice President

[Signature Page to Amendment No. 1]

bank of america, n.a., as a Revolving Lender
By:	/s/ Alaine Pelanne
Name:Alaine Pelanne
Title:Vice President

[Signature Page to Amendment No. 1]

The Toronto-Dominion Bank, New York Branch, as a Revolving Lender
By:	/s/ Peter Kuo
Name:Peter Kuo
Title:Authorized Signatory

[Signature Page to Amendment No. 1]

SunTrust Bank, as a Revolving Lender
By:	/s/ Thomas Mangum
Name:Thomas Mangum
Title:Director

[Signature Page to Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender
By:	/s/ Michael D. Stanley
Name:Michael D. Stanley
Title:SVP

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender
By:	/s/ Judith E. Smith
Name:Judith E. Smith
Title:Authorized Signatory

By:	/s/ Nicolas Thierry
Name:Nicolas Thierry
Title:Authorized Signatory

[Signature Page to Amendment No. 1]

CITIZENS BANK N.A., as a Revolving Lender
By:	/s/ A. Paul Dawley
Name:A. Paul Dawley
Title:Senior Vice President

[Signature Page to Amendment No. 1]

FIFTH THIRD BANK, as a Revolving Lender
By:	/s/ Marisa Lake
Name:Marisa Lake
Title:Officer

[Signature Page to Amendment No. 1]

MUFG BANK, LTD., as a Revolving Lender
By:	/s/ Matthew Antioco
Name:Matthew Antioco
Title:Director

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as a Revolving Lender
By:	/s/ Martin Corrigan
Name:Martin Corrigan
Title:Vice President

[Signature Page to Amendment No. 1]

BMO Harris Bank N.A., as a Revolving Lender
By:	/s/ Terry Switz
Name:Terry Switz
Title:Director

[Signature Page to Amendment No. 1]

MidFirst Bank, as a Revolving Lender
By:	/s/ Tim Dillingham
Name:Tim Dillingham
Title:Senior Vice President

[Signature Page to Amendment No. 1]

Schedule I

LC Exposure Sublimit

Name	LC Exposure Sublimit
JPMorgan Chase Bank, N.A.	$140,000,000
Wells Fargo Bank, National Association	$10,000,000
Total	$150,000,000